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                                                                    EXHIBIT 99-2


                              BIG 5 HOLDINGS CORP.

                           1997 MANAGEMENT EQUITY PLAN


      1. Purpose. The purpose of this Plan is to secure for Big 5 Holdings Corp. (the "COMPANY") and its stockholders the benefits arising from stock ownership by officers, directors and selected key employees of the Company and its subsidiaries, including without limitation, Big 5 Corp. ("BIG 5"), a wholly-owned subsidiary of the Company, as the Committee (as hereinafter defined) may from time to time determine.

      The Company intends that awards of Purchased Shares and Stock Options, and the issuance of Common Stock upon exercise of Stock Options hereunder (all as hereinafter defined), shall constitute the offer and sale of securities pursuant to a compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended, and that this 1997 Management Equity Plan (the "PLAN") constitutes a stock option plan and stock purchase plan within the meaning of Section 25102(o) of the California Corporate Securities Law of 1968, as amended.

      With respect to Stock Options, the Plan will provide a means whereby (i) key employees may purchase shares of Common Stock of the Company pursuant to Stock Options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), and (ii) such employees may purchase shares of Common Stock of the Company pursuant to "non-incentive" or "non-qualified" Stock Options.

      2. Administration. The Plan shall be administered by the Board of Directors of the Company or, in the discretion of the Board, a Committee (in either case, the "COMMITTEE") consisting of three or more directors of the Company to whom administration of the Plan has been duly delegated. If the Committee is not the entire Board of Directors, the Committee shall be appointed by the Board of Directors of the Company. From and after such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), no director shall be appointed to or shall serve on the Committee who is not a "Non-Employee Director" (as defined in Rule 16b-3 promulgated under the Exchange Act). Except as otherwise provided in the Company's Certificate of Incorporation or Bylaws, any action of the Committee with respect to administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee's members.

      Subject to the provisions of the Plan, the Committee shall have sole and final authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make awards of Purchased Shares and Stock Options hereunder, (v) to determine the individuals to whom and the time or times at which such awards shall be made, the


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number of shares of Common Stock to be subject to such awards, the vesting of such awards and the other terms of such awards, (vi) in the case of Stock Options, to determine whether such Stock Options shall be intended as "incentive stock options" or "non-incentive" or "non-qualified" Stock Options under Section 422 of the Code, and (vii) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

      3. Shares Subject to the Plan. The shares to be allocated under this Plan shall consist of the Company's authorized but unissued Common Stock, $.01 par value per share ("COMMON STOCK"). Subject to adjustment as provided in
Section 8 hereof, the aggregate number of shares of the Common Stock which may be allocated to awards made to Participants (as hereinafter defined) shall not exceed Five Hundred Sixty Thousand (560,000) of such shares (no more than One Hundred Thousand (100,000) of which shall be subject to Stock Options outstanding at any time). Shares of Common Stock issued pursuant to the Plan and subsequently reacquired by the Company shall be available for reissuance under the Plan; and shares of Common Stock that are subject to Stock Options that lapse or terminate without exercise shall be available to be subject to newly issued Stock Options under the Plan or otherwise reissued under the Plan.

      4. Eligibility and Participation. All key employees of Big 5 shall be eligible for selection to participate in the Plan (each, a "PARTICIPANT").

      5. Awards. A Participant may receive one of more awards hereunder, at any time and from time to time, as determined by the Committee. Awards may be in the form of (i) permitted purchases of Common Stock ("PURCHASED SHARES") or (ii) options to purchase Common Stock ("STOCK OPTIONS"), or any combination of the foregoing, as determined by the Committee. All awards of Purchased Shares shall be pursuant to, and shall be subject to the terms and restrictions provided in, a Management Subscription and Stockholders Agreement substantially in the form approved from time to time by the Committee; and all awards of Stock Options shall be pursuant to, and shall be subject to the terms and restrictions provided in, either a Management Stock Option and Stockholders Agreement or an Employee Stock Option Agreement substantially in the form attached hereto or as approved from time to time by the Committee (collectively, the "GRANT DOCUMENTS"). Subject to the terms of this Plan, the Committee shall determine the exact terms and restrictions included in each of the foregoing agreements, as applicable, with respect to each award to a Participant.

      6.    Provisions Applicable to Stock Options.

            (a) No Stock Option granted hereunder shall have an exercise price which is less than 85% of the fair market value of the Common Stock at the time the Stock Option is granted. In the case of a Stock Option granted to any person who owns Common Stock possessing more than 10% percent of the total combined voting power of all classes of stock of the Company, no Stock Option shall be granted with an exercise


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price of less than 110% of the fair market value of the Common Stock at the time of the grant.

            (b) If a holder of an "incentive stock option" ceases to be employed by Big 5, the Company or another subsidiary of the Company for any reason other than the option holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option holder's "incentive stock option" shall not be entitled to incentive treatment under the Code if exercised after more than three months after the date the option holder ceased to be an employee of one of such corporations (unless by its terms such Stock Option sooner expires). If a holder of an "incentive stock option" ceases to be employed by Big 5, the Company or another subsidiary of the Company on account of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), such Stock Option shall not be entitled to incentive treatment under the Code if exercised after one year after the date of such death or permanent disability unless by its terms it sooner expires. During such period after death, any vested unexercised portion of the Stock Option may be exercised by the person or persons to whom the option holder's rights under the Stock Option shall pass by will or the laws of descent and distribution.

      To the extent that the aggregate fair market value of Common Stock or other capital stock with respect to which "incentive stock options" are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not "incentive stock options."

            (c) Stock Options granted hereunder shall have an exercise period not to exceed 120 months from the date the Stock Option is granted.

            (d) The right to exercise Stock Options granted hereunder shall vest at a rate of at least 20% per year over five years from the date the option is granted, provided, however, that all Stock Options shall cease to vest immediately upon termination of a Participant's employment for any reason (unless otherwise approved by the Committee); and provided further, that in the case of Stock Options granted to officers or directors, such Stock Options may become fully exercisable, subject to continued employment (unless otherwise approved by the Committee), at any time or during any period as the Committee shall determine.

            (e) In the event that any Participant previously granted Stock Options hereunder ceases to be employed by Big 5, the Company or another subsidiary of the Company by which Stock Options such Participant had the right to exercise as of the date such individual ceases to be employed by Big 5, the Company or another subsidiary of the Company, such Stock Options will be exercisable:

                  (i) For at least six months if the Participant ceases to be employed by Big 5, the Company or another subsidiary of the Company because of death or disability; or


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                  (ii)  For at least thirty days if the Participant ceases to be employed by Big 5, the Company or another subsidiary of the Company for reasons other than death or disability.

      Notwithstanding the foregoing or any provision to the contrary contained in any Grant Document, unless otherwise approved by the Committee, Stock Options granted to any Participant whose employment is terminated for "just cause" shall terminate immediately and cease to be exercisable. "Just Cause" shall mean termination of the Participant's employment as a result of (i) such Participant's violation of any rule or policy of the Company or its subsidiaries that results in damage to the Company or its subsidiaries or which, after written notice to do so, the Participant fails to correct within a reasonable time; (ii) any material failure by the Participant to comply with a reasonable direction of the Board of Directors of the Company or its subsidiaries or the willful misconduct by the Participant in the responsibilities reasonably assigned to him or her; (iii) any willful failure by the Participant to perform his or her job as required to meet the objectives of the Company or its subsidiaries; (iv) the Participant's performing services for any other corporation or person which competes with the Company or its subsidiaries while he or she is employed by the Company or its subsidiaries and without the written approval of the Chief Executive Officer of the Company (or, in case the Chief Executive Officer is the Participant, then by approval of the Company's Board of Directors); (v) conviction by a court of competent jurisdiction of a felony; or
(vi) any other action or condition that may result in termination of an employee for cause pursuant to any generally applied standard adopted by the Board of Directors of the Company from time to time.

      7. Provisions Applicable to Purchased Shares. No grant of Purchased Shares hereunder shall have a purchase price which is less than 85% of the fair market value of the stock at the time the right to purchase Purchased Shares is granted. In the case a right to purchase Purchased Shares is granted to any person who owns stock possessing more than 10% percent of the total combined voting power of all classes of stock of the Company, such right to purchase Purchased Shares shall be granted with a purchase price of at least 100% of the fair market value of the stock at the time of the grant.

      8. Adjustments. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or any other corporation through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, or in connection with any merger or reorganization, (i) an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares which may be awarded under this Plan and (ii) the restrictions and rights set forth in this Plan or any of the Grant Documents shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Common Stock on or with respect to which such other capital stock was distributed or exchanged.


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      Adjustments under this paragraph 8 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

      9. Nontransferability of Stock Options or Rights to Purchase Shares. Stock Options and a Participant's rights to purchase Purchased Shares granted hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

      10. Amendment and Termination of the Plan. Subject to Section 11 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 11 of the Plan and shall continue in effect for a term of ten (10) years; provided, however, that the Committee may at any time suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan.

      Notwithstanding the foregoing, no amendment, suspension or termination of the Plan that would materially adversely affect any rights or obligations of any Participant under any Management Subscription and Stockholders Agreement, Management Stock Option and Stockholders Agreement or Employee Stock Option Agreement shall be effective as to such Participant unless there shall have been specific action of the Committee and consent of the Participant.

      11. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. Stock Options may be granted but not exercised and Purchased Shares may be granted and purchased prior to shareholder approval of the Plan. If any Stock Options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such Stock Options shall terminate retroactively as of the date they were granted. If any Purchased Shares are so granted and purchased and shareholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, the sale of such Purchased Shares shall be rescinded as of the date granted.

      12. No Employment Rights. The selection of any person to receive an award under this Plan shall not give such person any right to be retained in the employment of Big 5, the Company or any of their affiliates and the right and the power of Big 5 to discharge any such person shall not be affected by such award. No person shall have any right or claim whatever, directly, indirectly or by implication, to receive an award, nor any expectancy thereof, unless and until an award in fact shall have been made to such person by the Committee as provided herein. The award to any person hereunder at any time shall not create any right or implication that any other or further award may or shall be made at another time. Each award hereunder shall be separate and distinct


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from every other award and shall not be construed as a part of any continuing series of awards or compensation.

      13. Annual Financial Information. Each Participant who receives Grant Shares, Purchased Shares or Stock Options shall be provided with a copy of the financial statements of the Company at least annually.

      14. Repurchase Rights. The Grant Documents may include provisions which grant the Company the right to repurchase Purchased Shares, Stock Options or shares of Common Stock acquired upon the exercise of Stock Options substantially similar to the repurchase rights in the form of the Grant Documents attached hereto, provided that such rights comply with any state securities laws or regulations, if any, applicable to the Plan or grants thereunder.

      14. Plan Not Exclusive. The Plan is not exclusive. The Company may have other plans, programs and arrangements for compensation or the issuance of shares or options. The Plan does not require that Participants hereunder be precluded from participation in such other plans, programs and arrangements.


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